UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 5, 2019

Apollo Global Management, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35107	20-8880053
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street, 43rd Floor

New York, New York 10019

(Address of principal executive offices) (Zip Code)

(212) 515-3200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	APO	New York Stock Exchange
6.375% Series A Preferred Stock	APO.PR A	New York Stock Exchange
6.375% Series B Preferred Stock	APO.PR B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On September 5, 2019, Apollo Global Management, Inc. announced the completion of its conversion (the “Conversion”) from a Delaware limited liability company named Apollo Global Management, LLC (“AGM LLC”) to a Delaware corporation named Apollo Global Management, Inc. (“AGM Inc.”) effective at 12:01 a.m. (Eastern Time) on September 5, 2019 (the “Effective Time”). References to “AGM” in this Current Report on Form 8-K mean (i) prior to the Effective Time, AGM LLC and (ii) following the Effective Time, AGM Inc.

Item 8.01	Other Events.

In connection with the Conversion and certain other ancillary restructuring steps (the “Transactions”), on September 5, 2019:

•	The Shareholders Agreement, dated as of July 13, 2007, by and among Apollo Global Management, LLC, AP Professional Holdings, L.P., BRH Holdings, L.P., Black Family Partners, L.P., MJR Foundation LLC, Leon D. Black, Marc J. Rowan and Joshua J. Harris, was amended and restated (the “Shareholders Agreement”);

•	The Amended and Restated Tax Receivable Agreement, dated as of May 6, 2013, by and among APO Corp., Apollo Principal Holdings II, L.P., Apollo Principal Holdings IV, L.P., Apollo Principal Holdings VI, L.P., Apollo Principal Holdings VIII, L.P., AMH Holdings (Cayman), L.P. and each Holder defined therein, was amended (the “Tax Receivable Agreement”); and

•	The Fifth Amended and Restated Exchange Agreement, dated as of April 28, 2017, by and among Apollo Global Management, LLC, Apollo Principal Holdings I, L.P., Apollo Principal Holdings II, L.P., Apollo Principal Holdings III, L.P., Apollo Principal Holdings IV, L.P., Apollo Principal Holdings V, L.P., Apollo Principal Holdings VI, L.P., Apollo Principal Holdings VII, L.P., Apollo Principal Holdings VIII, L.P., Apollo Principal Holdings IX, L.P., Apollo Principal Holdings X, L.P., Apollo Principal Holdings XI, LLC, Apollo Principal Holdings XII, L.P., AMH Holdings (Cayman), L.P. and the Apollo Principal Holders (as defined therein) from time to time party thereto, was amended and restated (the “Exchange Agreement”);

in each case, to give effect to and reflect the Transactions. These changes were generally clarifying and conforming in nature and intended to preserve the pre-Conversion status quo. Descriptions of the material provisions of the existing agreements were previously reported in AGM’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

The foregoing descriptions are qualified in their entirety by reference to the full text of the Shareholders Agreement, the Tax Receivable Agreement and the Exchange Agreement filed herewith as Exhibits 99.1 through 99.3, respectively, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1

Amended and Restated Shareholders Agreement, dated as of September 5, 2019, by and among Apollo Global Management, Inc., AP Professional Holdings, L.P., BRH Holdings, L.P., Black Family Partners, L.P., MJH Partners, L.P., MJR Foundation LLC, Leon D. Black, Marc J. Rowan and Joshua J. Harris.

99.2

Amendment to Amended and Restated Tax Receivable Agreement, dated as of September 5, 2019, by and among APO Corp., Apollo Principal Holdings II, L.P., Apollo Principal Holdings IV, L.P., Apollo Principal Holdings VI, L.P., Apollo Principal Holdings VIII, L.P., AMH Holdings (Cayman), L.P. and each Holder defined therein.

99.3

Sixth Amended and Restated Exchange Agreement, dated as of September 5, 2019, by and among Apollo Global Management, Inc., Apollo Principal Holdings I, L.P., Apollo Principal Holdings II, L.P., Apollo Principal Holdings III, L.P., Apollo Principal Holdings IV, L.P., Apollo Principal Holdings V, L.P., Apollo Principal Holdings VI, L.P., Apollo Principal Holdings VII, L.P., Apollo Principal Holdings VIII, L.P., Apollo Principal Holdings IX, L.P., Apollo Principal Holdings X, L.P., Apollo Principal Holdings XI, LLC, Apollo Principal Holdings XII, L.P., AMH Holdings (Cayman), L.P. and the Apollo Principal Holders (as defined therein) from time to time party thereto.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO GLOBAL MANAGEMENT, INC.

Date: September 5, 2019	By:	/s/ John J. Suydam
	Name:	John J. Suydam
	Title:	Chief Legal Officer, Vice President and Secretary

4